Exhibit 99.1

GMTech Inc. Announces the Launch of WEB3 Smartphone EARSON

Hong Kong, January 6, 2025 - GMTECH INC. (“GMTH” or the “Company”) (OTC: GMTH) announced the launch of EARSON, a groundbreaking WEB3 smartphone developed by the Company’s wholly owned subsidiary, Shenggang Excellence Limited (hereinafter referred to as “Shenggang Excellence”).

EARSON stands as a trailblazer in the global market, being among the first smartphones to integrate decentralized physical infrastructure network (DePIN) technology. With its outstanding hardware capabilities and seamless integration of advanced blockchain and artificial intelligence (AI) technologies, EARSON redefines user experiences within the WEB3 ecosystem.

Based in Hong Kong, Shenggang Excellence is a technology company specializing in smart hardware, decentralized solutions, and digital innovation. The launch of EARSON reflects the Company’s unwavering commitment to technological breakthroughs and international collaboration. By embedding decentralized payment and digital asset management functionalities, EARSON addresses the diverse needs of WEB3 users while catalyzing transformative progress in the global technology sector.

Mr. Jianting Liu, director of the Company, commented that “This landmark launch significantly enhances Shenggang Excellence’s global competitiveness in smart hardware and blockchain technology, while also injecting fresh growth momentum into the Company’s position in the international capital markets. This innovative release represents a pivotal milestone for Shenggang Excellence, solidifying its advantage in smart hardware and blockchain technology. EARSON is just the beginning of Shenggang Excellence, and it will drive continuous innovation and create greater value for users. In the future, the Company will remain steadfast in its dedication to innovation, poised to unlock new possibilities for the industry and deliver exceptional value to its stakeholders.”

About GMTech Inc.

GMTech Inc. is a technology company providing IT consulting services to clients and is also expanding its business to design and development of smartphone with WEB3 elements integrated through its wholly owned Hong Kong subsidiary, Shenggang Excellence Limited.

Forward-Looking Statements

This press release contains information about the Company’s view of its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and reflect the current view about future events. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, activities of regulators and future regulations and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results may differ materially from historical results or those indicated by these forward-looking statements as a result of a variety of factors including, but not limited to, risks and uncertainties associated with its ability to raise additional funding, its ability to maintain and grow its business, variability of operating results, its ability to maintain and enhance its brand, its development and introduction of new products and services, the successful integration of acquired companies, technologies and assets into its portfolio of products and services, marketing and other business development initiatives, competition in the industry, general government regulation, economic conditions, dependence on key personnel, the ability to attract, hire and retain personnel who possess the technical skills and experience necessary to meet the requirements of its clients, and its ability to protect its intellectual property. Therefore, you should not rely on any of these forward-looking statements. The Company encourages you to review other factors that may affect its future results in the Company’s annual reports and in its other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

For more information, please contact:

contact@shengganghk.com